Exhibit 10.3
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under C.F.R. § 200.84(b)(4) and 17 C.F.R. 24b-2

ADDENDUM to the SOFTWARE LICENSE AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP. AND

BRIDGEPOINT EDUCATION, INC.

Purpose of Addendum: Upgrade Licensed Program

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the “License Agreement”) between Campus Management Corp. (“CMC”) and Bridgepoint Education, Inc. (“Customer”), dated as of March 2, 2004, as amended. All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement. The License Agreement shall be amended, as follows:

1.	Customer desires to add a supplemental upgrade not covered under CampusCare Services. Accordingly, Customer shall pay the License Fees as follows:

Licensed Program	License Fees
CampusNexus Student	$[***]
TOTAL	$[***]

2.	The non-refundable License Fees above are due and payable in 24 equal monthly payments of $[***], due the first day of each month via ACH commencing January 1, 2017.

3.	Customer shall pay its outstanding balance of $[***] for IaaS services upon execution of this Addendum.

Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION INC.	CAMPUS MANAGEMENT CORP.
By: /s/ Anurag Malik	By: /s/ Anders Nessen 3]
Print: Anurag Malik	Print: Anders Nessen ]
Title: CIO	Title: CFO
Date: May 2, 2017	Date: May 5, 2017

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[***] Confidential portions of this document have been redacted and filed separately with the Commission.